UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of event requiring report: March 31, 2000


                                     Beck & Co.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


                                      Nevada
                                 ----------------
         (State or other jurisdiction of incorporation or organization)


             000-26607                                88-0390828
            -----------                              ------------
     (Commission File Number)          (IRS Employer Identification Number)


               1273 West Glengyle Court, Murray, Utah, 84123
              -----------------------------------------------------
                             (Registrant's address)

                                 (801) 270-5867
                                ----------------
              (Registrant's telephone number, including area code)


             7865 South Citori Drive, Bldg. B #206, Sandy, Utah 84070
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.   OTHER EVENTS
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Forward Stock Split
--------------------

     On March 29, 2000, the Board of Directors of Beck & Co. (the
"Corporation") declared a forward stock split to be effective March 31, 2000.


     The forward stock split was on a 10-for-one basis on both the Corporation's authorized and issued and outstanding $0.001 par value common stock ("Common Stock"). Every holder of record of the Corporation's Common Stock, as of March 31, 2000 (the "Record Date"), shall be entitled to nine additional shares of the Corporation's Common Stock for each share of Common Stock held. Any fractional shares shall be rounded up to the nearest whole number. There shall be no change in par value of the Corporation's Common Stock, which shall remain at $0.001. All shareholders of the Corporation's Common Stock, as of the Record Date, will be issued nine additional shares of Common Stock for each share owned. The additional shares will be issued in the name as they appear of record, unless specific instructions are provided, including any stock power .


     As a result of the 10-for-one forward stock split, the Corporation shall have 15,217,500 post forward-split shares of Common Stock issued and outstanding instead of 1,521,750 pre forward-split shares. Correspondingly, the Corporation shall have 200,000,000 post forward-split shares of Common Stock authorized instead of 20,000,000 pre forward-split shares. A copy of the Corporation's Certificate of Change filed with the State of Nevada on March 31, 2000 is attached as an exhibit hereto and incorporated herein by reference.


     The Corporation's CUSIP number will not change as a result of the forward stock split.


     The forward stock split was effected in anticipation of a listing on the National Association of Securities Dealers Over-the-Counter Bulletin Board (OTC BB).



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
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------------------------------------

     Exhibits required to be attached in accordance with the provisions of
Item 601 of Regulation S-K are listed in the below Index to Exhibits, which is incorporated herein by reference.



                              INDEX TO EXHIBITS

Sec Ref.   Page
No.        No.      Description
--------   ----      -----------

Ex-3(i)     4       Certificate of Change, filed with the Nevada Secretary
                    of State on March 31, 2000, reflecting the 10-for-one forward stock split.





     Pursuant to the requirement of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: April 7, 2000

                                        Beck & Co.

                                        By:  /s/ Larry Beck
                                        ---------------------------------
                                        Name:    Larry Beck
                                        Title:   President








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